EXHIBIT 10.3

[FORM OF]

U.S. STOCK PLEDGE AGREEMENT

THIS U.S. STOCK PLEDGE AGREEMENT (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”) is entered into as of March [•], 2024, by and among LI-CYCLE AMERICAS CORP., an Ontario corporation (“Li-Cycle Americas”) and each other Subsidiary of the Issuer (as defined below) that becomes a party hereto from time to time pursuant to Section 7.10 (Li-Cycle Americas, and each such subsidiary, collectively, the “Grantors”) and Glencore Canada Corporation, having an office at 100, King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada with company number 1947729 as Collateral Agent (as defined below).

PRELIMINARY STATEMENT

Li-Cycle Holdings Corp., an Ontario corporation (the “Issuer”), the direct or indirect parent of the Grantors, the Purchaser, and the Collateral Agent, among others, are entering into that certain Note Purchase Agreement, dated as of [•], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”). The Grantors are entering into this Pledge Agreement in order to induce the Purchaser to enter into the Note Purchase Agreement and purchase the Note issued by the Issuer thereunder, and to secure the Obligations (as defined in the Note) and their obligations under the Note Guaranty.

ACCORDINGLY, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Terms Defined in Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note or the Note Purchase Agreement, as applicable. The terms of Section 17 of the Note shall apply to this Pledge Agreement, mutatis mutandis.

Section 1.02. Terms Defined in UCC. Terms defined in the UCC that are not otherwise defined in this Pledge Agreement or the Note Purchase Agreement are used herein as defined in Articles 8 or 9 of the UCC, as the context may require (including without limitation, as if such terms were capitalized in Article 8 or 9 of the UCC, as the context may require, the following terms: “Account”, “Chattel Paper”, “Commercial Tort Claim”, “Commodities Account”, “Deposit Accounts”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixture”, “General Intangible”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Securities Account”, “Securities Entitlement”, “Supporting Obligation” and “Tangible Chattel Paper”).

Section 1.03. Definitions of Certain Terms Used Herein. As used in this Pledge Agreement, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings:

“Article” means a numbered article of this Pledge Agreement, unless another document is specifically referenced.

“Collateral” has the meaning set forth in Article 2.

“Collateral Agent” has the meaning set forth in the Note Purchase Agreement.

“Control” has the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Grantors” has the meaning set forth in the preamble.

“Issuer” has the meaning set forth in the Preliminary Statement.

“Li-Cycle Americas” has the meaning set forth in the preamble.

“Li-Cycle U.S.” means LI-CYCLE U.S. INC., a Delaware corporation.

“Note” has the meaning given to such term in the Note Purchase Agreement.

“Note Purchase Agreement” has the meaning set forth in the Preliminary Statement.

“Secured Parties” has the meaning given to such term in the Note.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by Applicable Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Pledge Agreement or any other Transaction Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Perfection Certificate” means that certain Canadian Perfection Certificate dated as of the date hereof and executed by Li-Cycle Holding Corp., an Ontario Corporation Li-Cycle Corp., an Ontario Corporation and Li-Cycle Americas Corp., an Ontario Corporation (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Pledged Collateral” means all Pledged Stock, including all stock certificates, options or rights of any nature whatsoever in respect of the Pledged Stock that may be issued or granted to, or held by, any Grantor while this Pledge Agreement is in effect, whether or not physically delivered to the Collateral Agent pursuant to this Pledge Agreement, whether now owned or hereafter acquired by such Grantor and any and all Proceeds thereof, together with any other shares of Capital Stock as are hereafter acquired by such Grantor.

“Pledged Stock” means, (a) with respect to Li-Cycle Americas, the Capital Stock of Li-Cycle U.S. Inc. and (b) with respect to each other Grantor, the shares of Capital Stock of each U.S. Subsidiary which is a Note Party held by such Grantor, including Capital Stock described in Schedule 3 to the Perfection Certificate as held by such Grantor.

“Proceeds” has the meaning assigned in Article 9 of the UCC and, in any event, shall also include but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Entity, (c) any and all Stock Rights and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Purchaser” has the meaning given to such term in the Note Purchase Agreement.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, managers, officers, trustees, employees, partners, agents, advisors and other representatives of such Person and such Person’s Affiliates.

“Section” means a numbered section of this Pledge Agreement, unless another document is specifically referenced.

“Security Agreement” means that certain U.S. Pledge and Security Agreement (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), entered into as of March [•], 2024, by and among Li-Cycle U.S., certain other U.S. Subsidiary of the Issuer (as defined in the Security Agreement) and the Collateral Agent.

“Stock Rights” means all dividends, options, warrants, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Capital Stock constituting Collateral, any right to receive any Capital Stock constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Capital Stock.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE 2

GRANT OF SECURITY INTEREST

Section 2.01. Grant of Security Interest.

(a) As security for the prompt and complete payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges, collaterally assigns, mortgages, transfers and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a continuing security interest in all of its right, title and interest in, to all of the following personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor, and regardless of where located (all of which are collectively referred to as the “Collateral”):

(i) Pledged Stock;

(ii) Other Pledged Collateral; and

(iii) all accessions to, substitutions and replacements for and Proceeds and products of the foregoing.

(b) Notwithstanding the foregoing, the term “Collateral” (and any component definition thereof) shall not include any Excluded Asset. Notwithstanding anything to the contrary contained herein, immediately upon the ineffectiveness, lapse or termination of any restriction or condition set forth in the definition of “Excluded Assets” in the Note Purchase Agreement that prevented the grant of a security interest in any right, interest or other asset that would have, but for such restriction or condition, constituted Collateral, the Collateral shall include, and the relevant Grantor shall be deemed to have automatically granted a security interest in, such previously restricted or conditioned right, interest or other asset, as the case may be, as if such restriction or condition had never been in effect.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Each Grantor, jointly and severally, represents and warrants to the Collateral Agent as and when required under the Note Purchase Agreement, for the benefit of the Secured Parties, that:

Section 3.01. Title, Perfection and Priority; Filing Collateral. Such Grantor has good and valid rights in, title to, or the power to transfer the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens (other than Permitted Liens). Subject to the Legal Reservations, this Pledge Agreement is effective to create a legal, valid and enforceable Lien on and security interest in the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, subject to the satisfaction of the Perfection Requirements, the Collateral Agent will have a fully perfected first priority Lien on such Collateral securing the Obligations to the extent perfection can be achieved by the Perfection Requirements.

Section 3.02. Pledged Collateral.

(a) (i) All Pledged Stock has been duly authorized and validly issued (to the extent such concepts are relevant with respect to such Pledged Stock) by the issuer thereof and is fully paid and non-assessable, (ii) as of the Closing Date, each Grantor is the direct owner, beneficially and of record, of the Pledged Stock described in Schedule 3 to the Perfection Certificate as of the Closing Date as held by such Grantor and (iii) as of the Closing Date, each Grantor holds the Pledged Stock described in Schedule 3 to the Perfection Certificate as of the Closing Date as held by such Grantor free and clear of all Liens (other than Permitted Liens).

ARTICLE 4

COVENANTS

From the date hereof, and thereafter until the Reference Date (as defined in the Note):

Section 4.01. General.

(a) Authorization to File Financing Statements; Ratification. Each Grantor hereby (i) authorizes the Collateral Agent to file all financing statements and amendments thereto with respect to the Collateral naming such Grantor as debtor and the Collateral Agent as secured party, in form appropriate for filing under the UCC of the relevant jurisdiction and (ii) subject to the terms of the Transaction Documents, agrees to take such other actions, in each case as may from time to time be necessary and reasonably requested by the Collateral Agent (and authorizes the Collateral Agent to take any such other actions, which it has no obligation to take) in order to establish and maintain a first priority, valid, enforceable (subject to the Legal Reservations) and perfected security interest in and subject, in the case of Pledged Collateral, to Section 4.02 hereof, Control of, the Collateral. Each Grantor shall pay any applicable filing fees, recordation fees and related expenses relating to its Collateral in accordance with Section 5(a) of the Note Purchase Agreement. Any financing statement filed by the Collateral Agent may (i) indicate the Collateral by any description which reasonably approximates the description contained in this Pledge Agreement and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) in each case to the extent applicable, whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the relevant real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon request.

(b) Further Assurances. Each Grantor agrees, at its own expense, to take any and all actions reasonably necessary to defend title to the Collateral against all Persons (other than Persons holding Permitted Liens on such Collateral that have priority over the Collateral Agent’s Lien) and to defend the security interest of the Collateral Agent in the Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Limitations on Actions. Notwithstanding anything to the contrary in this Pledge Agreement, no Grantor shall be required to take any action in connection with Collateral pledged hereunder (and no security interest in such Collateral shall be required to be perfected) except to the extent consistent with Section 2 of Annex A-1 of the Note and the Perfection Requirements or expressly required hereunder and except in accordance with Applicable Law.

Section 4.02. Pledged Collateral.

(a) Delivery of Certificated Securities and Instruments. Each Grantor will, after the Closing Date, hold in trust for the Collateral Agent upon receipt and, on or before the date on which financial statements are required to be delivered pursuant to clause (b) and (c) of Section 1 of Annex A-1 of the Note for the reporting period in which the relevant event occurred (or such longer period as the Collateral Agent may reasonably agree), deliver to the Collateral Agent any (1) certificated Security representing or evidencing Pledged Collateral and (2) Instrument (A) in each case under this clause (2), having an outstanding balance in excess of $5,000,000 and (B) in each case under clauses (1) and (2), constituting Collateral received after the date hereof, accompanied by undated instruments of transfer or assignment duly executed in blank. Notwithstanding anything to the contrary in this Pledge Agreement or any other Transaction Document, no Grantors shall be required to deliver any Tangible Chattel Paper or Document to the Collateral Agent.

(b) Uncertificated Securities and Pledged Collateral. With respect to any partnership interest or limited liability company interest owned by any Grantor which is required to be pledged to the Collateral Agent pursuant to the terms hereof (other than a partnership interest or limited liability company interest held by a Clearing Corporation, Securities Intermediary or other financial intermediary of any kind) which is not represented by a certificate and which is not a Security for purposes of the UCC, such Grantor shall not permit any issuer of such partnership interest or limited liability company interest to allow such partnership interest or limited liability company interest (as applicable) to become a Security unless such Grantor complies with the procedures set forth in Section 4.02(a) within the time period prescribed therein. Each Grantor which is an issuer of any uncertificated Pledged Collateral described in this Section 4.02(b) hereby agrees to comply with all instructions from the Collateral Agent without such Grantor’s further consent, in each case subject to the notice requirements set forth in Section 5.01(a)(iv).

(c) Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall hold certificated Pledged Collateral required to be delivered to the Collateral Agent under clause (a) above in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, but at any time when an Event of Default has occurred and is continuing, and upon at least concurrent notice to the applicable Grantor, the Collateral Agent shall have the right (in its sole and absolute discretion, but subject to the last paragraph of Section 7(e) of the Note) to hold such Pledged Collateral in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent). At any time when an Event of Default has occurred and is continuing, but subject to the last paragraph of Section 7(e) of the Note, the Collateral Agent shall have the right to exchange the certificates representing such Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

(d) Exercise of Rights in Pledged Collateral. It is agreed that:

(i) without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights and other rights relating to the Pledged Collateral for any purpose that does not violate this Pledge Agreement, the Note Purchase Agreement or any other Transaction Document;

(ii) each Grantor will permit the Collateral Agent or its nominee at any time when an Event of Default has occurred and is continuing to exercise the rights and remedies provided under Section 5.01(a)(iv) (subject to the notice requirements set forth therein); and

(iii) subject to Section 5.01(a)(iv), each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral; provided that any non-cash dividend or other distribution that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall, to the extent constituting Collateral, be and become part of the Pledged Collateral, and, if received by any Grantor, shall be delivered to the Collateral Agent as and to the extent required by clause (a) above.

(e) Return of Pledged Collateral. So long as no Event of Default exists, the Collateral Agent shall promptly deliver to the applicable Grantor (without recourse and without any representation or warranty) any Pledged Collateral in its possession if requested to be delivered to the issuer or holder thereof in connection with any action or transaction that is permitted or not restricted by the Note.

Section 4.03. Information Regarding Collateral. The Grantors will furnish to the Collateral Agent prompt (and, in any event, within 60 days of the relevant change) written notice, with respect to any Grantor, of any change in (i) any Grantor’s legal name, (ii) any Grantor’s type of organization, (iii) any Grantor’s jurisdiction of organization or (iv) any Grantor’s organizational identification number, in each case to the extent such information is necessary to enable the Collateral Agent to perfect or maintain the perfection and priority of its security interest in the Collateral of the relevant Grantor, together with a certified copy of the applicable Organizational Document reflecting the relevant change.

Section 4.04. Grantors Remain Liable.

(a) Each Grantor (rather than the Collateral Agent or any other Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under any Contract relating to the Collateral, all in accordance with the terms and conditions thereof. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Pledge Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or sufficiency of any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

(b) Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of such Grantor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.

ARTICLE 5

REMEDIES

Section 5.01. Remedies.

(a) Each Grantor agrees that, at any time when an Event of Default has occurred and is continuing, the Collateral Agent may exercise any or all of the following rights and remedies (in addition to the rights and remedies existing under Applicable Law):

(i) the rights and remedies provided in this Pledge Agreement, the Note, or any other Transaction Document; provided that this Section 5.01(a) shall not limit any rights available to the Collateral Agent prior to the occurrence of an Event of Default;

(ii) the rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other Applicable Law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

(iii) without notice (except as specifically provided in Section 7.01 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, but subject to the terms of any applicable lease agreement, personally, or by agents or attorneys, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at one or more public or private sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable;

(iv) upon at least concurrent written notice to the applicable Grantor, (A) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral constituting Collateral, and (B) exercise the voting and all other rights as a holder with respect thereto (whereupon the voting and other rights of such Grantor described in Section 4.02(d)(i) above shall immediately cease such that the Collateral Agent shall have the sole right to exercise such voting and other rights while the relevant Event of Default is continuing), to collect and receive all cash dividends, interest, principal and other distributions made thereon (it being understood that all Stock Rights received by any Grantor while the relevant Event of Default is continuing shall be received in trust for the benefit of the Collateral Agent and forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsements)) and to otherwise act with respect to the Pledged Collateral constituting Collateral as though the Collateral Agent was the outright owner thereof; and

(v) take possession of the Collateral or any part thereof, by directing such Grantor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Grantor shall at its own expense forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(b) Each Grantor acknowledges and agrees that compliance by the Collateral Agent with any Applicable Law in connection with a disposition of the Collateral will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) Any Secured Party shall have the right in any public sale and, to the extent permitted by Applicable Law, in any private sale, to purchase all or any part of the Collateral so sold, free of any right of equity redemption that Grantor is permitted to release and waive pursuant to Applicable Law, and each Grantor hereby expressly releases such right to equity redemption to the extent permitted by Applicable Law.

(d) Until the Collateral Agent is able to effect a sale, lease, transfer or other disposition of any particular Collateral under this Section 5.01, the Collateral Agent shall have the right to hold or use such Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving such Collateral or the value of such Collateral or for any other purpose deemed reasonably appropriate by the Collateral Agent. At any time when an Event of Default has occurred and is continuing, the Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) Notwithstanding the foregoing, the Collateral Agent shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of any Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under Applicable Law, even if any Grantor and the issuer would agree to do so.

(g) The Collateral Agent and each other Secured Party (by its acceptance of the benefits of this Pledge Agreement) acknowledge and agree that notwithstanding any other provision in this Pledge Agreement or any other Transaction Document, the exercise of rights or remedies with respect to certain Collateral and the enforcement of any security interests therein may be limited or restricted by, or require any consent, authorization, approval or license under, any Applicable Law.

(h) Notwithstanding the foregoing, any rights and remedies provided in this Section 5.01 shall be subject to each applicable Intercreditor Agreement.

Section 5.02. Grantors’ Obligations Upon Default. Upon the request of the Collateral Agent at any time when an Event of Default has occurred and is continuing, each Grantor will:

(a) at its own cost and expense assemble and make available to the Collateral Agent, the Collateral and all books and records relating thereto at any place or places reasonably specified by the Collateral Agent, whether at such Grantor’s premises or elsewhere; and

(b) subject to the terms of any applicable lease agreement, permit the Collateral Agent and/or its representatives and/or agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy.

Section 5.03. Application of Proceeds.

(a) Subject to each applicable Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization of any Collateral as set forth in Section 9(h) of the Note Purchase Agreement.

(b) Except as otherwise provided herein or in any other Transaction Document, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, money or balance in accordance with this Pledge Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), a receipt by the Collateral Agent or of the officer making the sale of such proceeds, moneys or balances shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

ARTICLE 6

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

Section 6.01. [Reserved].

Section 6.02. Authorization for the Collateral Agent to Take Certain Action.

(a) Each Grantor hereby irrevocably authorizes the Collateral Agent and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as its true and lawful attorney in fact at any time that an Event of Default has occurred and is continuing, in the sole discretion of the Collateral Agent (in the name of such Grantor or otherwise), (i) to contact and enter into one or more agreements with the issuers of uncertificated securities that constitute Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Collateral Agent Control over such Pledged Collateral in accordance with the terms hereof, (ii) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Collateral Agent to the Obligations as provided herein or in the Note Purchase Agreement or any other Finance Document, but in any event subject to the terms of any applicable Intercreditor Agreement, (iii) to exercise all of any Grantor’s rights and remedies with respect to the collection of any Collateral, (iv) to change the address for delivery of mail addressed to such Grantor to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to such Grantor (provided copies of such mail are provided to such Grantor), (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for Permitted Liens), (vi) to make, settle and adjust claims in respect of Collateral under policies of insurance and endorse the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and (vii) to do all other acts and things or institute any proceeding which the Collateral Agent may reasonably deem to be necessary (pursuant to this Pledge Agreement and the other Transaction Documents and in accordance with Applicable Law) to carry out the terms of this Pledge Agreement and to protect the interests of the Secured Parties (subject to any limitation set forth herein or in any other Transaction Document).

(b) The powers conferred on the Collateral Agent under this Section 6.02 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers.

Section 6.03. PROXY. EACH GRANTOR HEREBY IRREVOCABLY (UNTIL THE REFERENCE DATE) CONSTITUTES AND APPOINTS THE COLLATERAL AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.02 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL CONSTITUTING COLLATERAL, INCLUDING, DURING THE CONTINUATION OF AN EVENT OF DEFAULT AND SUBJECT TO ANY NOTICE REQUIREMENTS AS SET FORTH HEREIN, THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT, UPON THE OCCURRENCE AND CONTINUATION OF AN EVENT OF DEFAULT AND SUBJECT TO ANY NOTICE REQUIREMENT AS SET FORTH HEREIN, TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), IN EACH CASE ONLY WHEN AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING AND UPON AT LEAST CONCURRENT WRITTEN NOTICE TO THE APPLICABLE GRANTOR.

Section 6.04. NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE 6 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE REFERENCE DATE. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SUCH PERSON AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NON-APPEALABLE DECISION SUBJECT TO SECTION 7.19 HEREOF; PROVIDED, THAT THE FOREGOING SHALL NOT BE CONSTRUED TO OBLIGATE THE COLLATERAL AGENT TO TAKE OR REFRAIN FROM TAKING ANY ACTION WITH RESPECT TO THE COLLATERAL.

ARTICLE 7

GENERAL PROVISIONS

Section 7.01. Waivers. To the maximum extent permitted by Applicable Law, each Grantor hereby waives notice of the time and place of any judicial hearing in connection with the Collateral Agent’s taking possession of the Collateral or of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made, including without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies. To the extent such notice may not be waived under Applicable Law, any notice made shall be deemed commercially reasonable if sent to any Grantor, addressed as set forth in Article 8, at least 10 days prior to (a) the date of any such public sale or (b) the time after which any such private disposition may be made. To the maximum extent permitted by Applicable Law, each Grantor waives all claims, damages, and demands against the Collateral Agent arising out of the repossession, retention or sale of the Collateral, except those arising out of bad faith, gross negligence or willful misconduct on the part of the Collateral Agent as determined by a court of competent jurisdiction in a final and non-appealable judgment. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent, any valuation, stay (other than an automatic stay under any applicable Debtor Relief Law), appraisal, extension, moratorium, redemption or similar law and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest, any notice (to the maximum extent permitted by Applicable Law) of any kind or all other requirements as to the time, place and terms of sale in connection with this Pledge Agreement or any Collateral.

Section 7.02. Limitation on Collateral Agent’s Duty with Respect to the Collateral. The Collateral Agent shall not have any obligation to clean or otherwise prepare the Collateral for sale. The Collateral Agent shall use reasonable care with respect to the Collateral in its possession; provided that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to which it accords its own property. The Collateral Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that Applicable Law impose duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it would be commercially reasonable for the Collateral Agent, subject to Section 7.06, (a) to elect not to incur expenses to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) to elect not to obtain third party consents for access to Collateral to be disposed of (unless expressly required under any applicable lease agreement), or to obtain or, if not otherwise required by any Applicable Law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to remove Liens on or any adverse claims against Collateral, (d) [reserved], (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss in connection with any collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral or (l) to the extent deemed appropriate by the Collateral Agent to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.02 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies with respect to the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.02. Without limitation upon the foregoing, nothing contained in this Section 7.02 shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Pledge Agreement or by applicable law in the absence of this Section 7.02.

Section 7.03. [Reserved].

Section 7.04. Collateral Agent Performance of Debtor Obligations. Without having any obligation to do so, the Collateral Agent may, at any time when an Event of Default has occurred and is continuing and upon prior written notice to the applicable Grantor, perform or pay any obligation which any Grantor has agreed to perform or pay under this Pledge Agreement and which obligation is due and unpaid and not being contested by such Grantor in good faith, and such Grantor shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 7.04 as an Obligation payable in accordance with Section 5(c) of the Note Purchase Agreement.

Section 7.05. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Collateral Agent to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Grantors and the Collateral Agent and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Pledge Agreement or afforded by law shall be cumulative and all shall be available to the Collateral Agent until the Reference Date.

Section 7.06. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any Applicable Law, and all of the provisions of this Pledge Agreement are intended to be subject to all Applicable Law that may be controlling and to be limited to the extent necessary so that such provisions do not render this Pledge Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. To the extent permitted by Applicable Law, any provision of this Pledge Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Pledge Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. If the exercise of rights or remedies with respect to certain Collateral and the enforcement of any security interest therein require any consent, authorization, approval or license under any Applicable Law, no such action shall be taken unless and until all requisite consents, authorizations approvals or licenses have been obtained.

Section 7.07. Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note, any other Transaction Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note, any other Transaction Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent under or departure from any guaranty, securing or guaranteeing all or any of the Obligations, (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Grantor, (e) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Pledge Agreement or any other Transaction Document or (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Pledge Agreement (other than a termination of any Lien contemplated by Section 7.12 or the occurrence of the Reference Date).

Section 7.08. Benefit of Pledge Agreement. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of each Grantor, the Collateral Agent and its respective successors and permitted assigns (including all Persons who become bound as a debtor to this Pledge Agreement). No sale of any participation, assignment, transfer, or other disposition of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent hereunder.

Section 7.09. Survival of Representations. All representations and warranties of each Grantor contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement until the Reference Date.

Section 7.10. Additional Subsidiaries. Upon the execution and delivery by any Subsidiary of a Joinder Agreement (which Joinder Agreement will include a supplemental schedule substantially in the form of the Perfection Certificate (the “Supplemental Perfection Certificate”), (i) such Subsidiary shall become a Grantor hereunder with the same force and effect as if such Subsidiary was originally named as a Grantor herein and (ii) the Supplemental Perfection Certificate shall be incorporated into and become a part of and supplement the Perfection Certificate (and each reference to such Perfection Certificate shall mean and be a reference to such Perfection Certificate as supplemented pursuant to the Supplemental Perfection Certificate). The execution and delivery of any such instrument shall not require the consent of any other Grantor or any other Person. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Pledge Agreement.

Section 7.11. Headings. The titles of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

Section 7.12. Termination or Release.

(a) This Pledge Agreement shall continue in effect until the Reference Date, and the Liens on the Collateral or the relevant portion of the Collateral, as applicable, granted hereunder shall automatically be released in the circumstances described in and in accordance with the Note.

(b) In connection with any termination or release pursuant to paragraph (a) above, the Collateral Agent shall promptly execute (if applicable) and deliver to any Grantor, at such Grantor’s expense, (i) all UCC termination statements and/or UCC amendments and similar documents that such Grantor shall reasonably request to evidence and/or effectuate such termination or release and (ii) all or the relevant portion of, as applicable, the Pledged Collateral. Any execution and delivery of any document pursuant to this Section 7.12 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party.

(c) The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of the Collateral (or the relevant portion thereof) by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) the terms of this Section 7.12.

Section 7.13. Entire Agreement. This Pledge Agreement, together with the other Transaction Documents and, to the extent applicable, each Intercreditor Agreement, embodies the entire agreement and understanding between each Grantor and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings between any Grantor and the Collateral Agent relating to the Collateral.

Section 7.14. CHOICE OF LAW. THIS PLEDGE AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS PLEDGE AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.15. CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH PARTY HERETO AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS IN RESPECT OF THE COLLATERAL UNDER THIS PLEDGE AGREEMENT.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 14(f) OF THE NOTE PURCHASE AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS PLEDGE AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.17. Counterparts. This Pledge Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Pledge Agreement by facsimile or by email as a “.pdf” or “.tif” attachment or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Pledge Agreement.

Section 7.18. INTERCREDITOR AGREEMENT GOVERNS. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED PARTIES PURSUANT TO THIS PLEDGE AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF EACH APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF ANY INTERCREDITOR AGREEMENT AND THIS PLEDGE AGREEMENT, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE REQUIREMENTS OF THIS PLEDGE AGREEMENT TO ENDORSE, ASSIGN OR DELIVER POSSESSORY COLLATERL TO THE COLLATERAL AGENT SHALL BE DEEMED SATISIFED (OR ANY REPRESENTATION OR WARRANTY SHALL BE DEEMED TRUE) BY ENDORSEMENT, ASSIGNMENT OR DELIVERY OF SUCH POSSESSORY COLLATERAL TO ANOTHER PERSON PURSUANT TO AN APPLICABLE INTERCREDITOR AGREEMENT (AS GRATUITOUS BAILEE FOR THE BENEFIT OF THE COLLATERAL AGENT PURSUANT TO THE APPLICABLE INTERCREDITOR AGREEMENT) AND ANY SUCH ENDORSEMENT, ASSIGNMENT OR DELIVERY OF SUCH POSSESSORY COLLATERAL TO ANOTHER PERSON PURSUANT TO AN APPLICABLE INTERCREDITOR AGREEMENT SHALL NOT RESULT IN A DEFAULT OR EVENT OF DEFAULT UNDER THIS PLEDGE AGREEMENT OR ANY OTHER FINANCING DOCUMENT.

Section 7.19. Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, none of the Grantors or the Secured Parties shall assert, and each hereby waives, any claim against each other or any Related Party thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Pledge Agreement or any agreement or instrument contemplated hereby.

Section 7.20. Successors and Assigns. Whenever in this Pledge Agreement any party hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent in this Pledge Agreement shall bind and inure to the benefit of their respective successors and permitted assigns. Except in a transaction expressly permitted under the Note Purchase Agreement, no Grantor may assign any of its rights or obligations hereunder without the written consent of the Collateral Agent.

Section 7.21. Survival of Agreement. Without limiting any provision of the Note, all covenants, agreements, representations and warranties made by the Grantors in the Finance Documents and in the certificates or other instruments delivered in connection with or pursuant to this Pledge Agreement or any other Finance Document shall be considered to have been relied upon by the Noteholders and shall survive the execution and delivery of the Transaction Documents and the issuance, sale and purchase of the Note, regardless of any investigation made by the Noteholders or on its behalf and notwithstanding that the Collateral Agent or any Noteholders may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time the Note was purchased, and shall continue in full force and effect until the Reference Date, or with respect to any individual Grantor until such Grantor is otherwise released from its obligations under this Pledge Agreement in accordance with the terms hereof.

Section 7.22. Indemnity. Each Grantor hereby agrees to indemnify the Indemnities as, and to the extent, set forth in Section 8 of the Note Purchase Agreement.

ARTICLE 8

NOTICES

Section 8.01. Sending Notices. Any notice required or permitted to be given under this Pledge Agreement shall be delivered (i) in the case of any Grantor, to such Grantor in care of the Issuer in accordance with Section 21(a) of the Note and (ii) in the case of the Collateral Agent, in accordance with Section 21(a) of the Note (it being understood and agreed that references in such Section 21(a) of the Note to “herein,” “hereunder” and other similar terms shall be deemed to be references to this Pledge Agreement).

ARTICLE 9

THE COLLATERAL AGENT

Glencore Canada Corporation has been appointed Collateral Agent for the Noteholders hereunder pursuant to Section 9 of the Note Purchase Agreement. It is expressly understood and agreed by the parties to this Pledge Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Noteholders to the Collateral Agent pursuant to the Note Purchase Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in the Note Purchase Agreement. Any successor Collateral Agent appointed pursuant to Section 9 of the Note Purchase Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.

By accepting the benefits of this Pledge Agreement and any other Finance Document, each Secured Party, other than the Collateral Agent, expressly acknowledges and agrees that this Pledge Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent, and that such Secured Party shall not have any right individually to seek to enforce or to enforce this Pledge Agreement or any other Collateral Document or to realize upon the security to be granted hereby or thereby; it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Security Agreement and the other Finance Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have executed this Pledge Agreement as of the date first above written.

LI-CYCLE AMERICAS CORP. as a Grantor

By:
Name:
Title:

Signature Page to Pledge Agreement

GLENCORE CANADA CORPORATION, as the Collateral Agent

By:
Name:
Title:

Signature Page to Pledge Agreement